UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 16, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9576 (Commission File Number)	22-2781933 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value	OI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.                   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Owens-Illinois, Inc. Amended and Restated 2017 Incentive Award Plan

As noted below under Item 5.07, at the Annual Meeting of Share Owners (the “Annual Meeting”) of Owens-Illinois, Inc. (the “Company”) held on May 16, 2019, the Company’s share owners, upon the recommendation of the Board of Directors, approved the Owens-Illinois, Inc. Amended and Restated 2017 Incentive Award Plan (the “Plan”), which was adopted by the Board of Directors on March 21, 2019, subject to the approval by the share owners.  The Plan amends and restates the Owens-Illinois, Inc. 2017 Incentive Award Plan in its entirety.

The Plan, among other things, increases the number of shares of the Company’s common stock that may be issued thereunder by an additional 6,000,000 shares to a total of 11,500,000 shares.  The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and other stock or cash awards to employees, consultants and non-employee directors of the Company and its subsidiaries.

A more detailed description of the material terms of the Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2019 (the “Proxy Statement”), and such description is hereby incorporated by reference herein.  The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 5.07.          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on May 16, 2019. On the record date of March 18, 2019, there were 155,221,763 shares of the Company’s common stock, par value $0.01 per share, outstanding. The following proposals were submitted to a vote of the share owners at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Proposal 1 — Election of Directors:

Each of the nominees for the Company’s Board of Directors was elected to serve a one-year term by vote of the share owners as follows:

	Aggregate Vote
Name	For	Withheld	Broker Non-Votes
Gordon J. Hardie	110,337,116	11,161,957	6,220,672
Peter S. Hellman	109,541,209	11,957,864	6,220,672
John Humphrey	110,652,508	10,846,565	6,220,672
Anastasia D. Kelly	108,735,404	12,763,669	6,220,672
Andres A. Lopez	119,993,841	1,505,232	6,220,672
Alan J. Murray	110,133,270	11,365,803	6,220,672
Hari N. Nair	105,000,980	16,498,093	6,220,672
Hugh H. Roberts	109,441,273	12,057,800	6,220,672
Joseph D. Rupp	110,476,529	11,022,544	6,220,672
John H. Walker	110,675,244	10,823,829	6,220,672
Carol A. Williams	110,165,312	11,333,761	6,220,672
Dennis K. Williams	109,494,150	12,004,923	6,220,672

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm:

The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 was ratified by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

124,720,088	2,432,362	567,295	0

Proposal 3 — Approval of the Company’s Amended and Restated 2017 Incentive Award Plan:

The Plan was approved by vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

115,948,274	5,128,249	422,550	6,220,672

Proposal 4 —Advisory Vote to Approve Named Executive Officer Compensation:

The compensation of the Company’s named executive officers was approved by an advisory (non-binding) vote of the share owners as follows:

Aggregate Vote
For	Against	Abstentions	Broker Non-Votes

117,391,000	3,680,776	427,297	6,220,672

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1

Owens-Illinois, Inc. Amended and Restated 2017 Incentive Award Plan (filed as Appendix B to Owens-Illinois, Inc.’s Definitive Proxy Statement on Schedule 14A filed April 2, 2019, File No. 1-9576, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: May 17, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and
Chief Financial Officer